UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2013

HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends: (i) the Current Report on Form 8-K (the “Original Filing”), which was submitted for filing by Harvard Bioscience, Inc. (the “Company”) on  November 7, 2013 with the Securities and Exchange Commission (the “Commission”) and designated a filing date of November 8, 2013.

The Company is filing this Amendment No. 1 to correct certain clerical errors in the Exhibit 99.1 to the Original Filing. For convenience and ease of reference, the Company is filing this Amendment No. 1 in its entirety with all applicable changes.  Except as stated herein, this Amendment No. 1 does not reflect events or transactions occurring after such filing date or modify or update those disclosures in the Original Filing that may have been affected by events or transactions occurring subsequent to such filing date.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective as of 12:01 a.m. on November 1, 2013, the previously announced spin-off of Harvard Apparatus Regenerative Technology, Inc. (“HART”) from Harvard Bioscience, Inc. (“Harvard Bioscience,” the “Company,” “our,” “us” or “we”) was completed.  HART became an independent company that operates the regenerative medicine business previously owned by Harvard Bioscience. The spin-off was completed through the distribution to Harvard Bioscience’s stockholders of record of all the shares of common stock of HART (the “Distribution”).  In the Distribution, Harvard Bioscience distributed to its stockholders one share of HART common stock for every four shares of Harvard Bioscience common stock outstanding as of the close of business of Harvard Bioscience on October 21, 2013, the record date for the Distribution. Fractional shares of HART common stock were not included in the distribution. Instead, Registrar & Transfer Company will aggregate fractional shares into whole shares, sell the whole shares in the open market and distribute the aggregate net cash proceeds of the sales pro rata to each holder who otherwise would have been entitled to receive a fractional share in the Distribution.

The unaudited pro forma condensed consolidated financial statements of Harvard Bioscience and related notes thereto, derived from the historical financial statements of Harvard Bioscience and adjusted to give effect to the distribution of HART common stock to Harvard Bioscience’s stockholders, are attached to this Current Report on Form 8-K as Exhibit 99.1.  Please see the disclosure set forth under Item 1.01 of Form 8-K filed by Harvard Bioscience with the SEC on November 6, 2013 regarding the spin-off and Distribution, which is incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information

The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.1 hereto.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Harvard Bioscience, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)

November 7, 2013 (Date)	/s/ Robert E. Gagnon Robert E. Gagnon Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Harvard Bioscience, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.